Comprehensive Credit Line Contract

Reference No. : 2013zhenzhongyinbuexiezi No.0000132

Party A: Springpower Technology (Shenzhen) Co., Ltd

Business Licences: 440306503295562

Legal Representative: Dangyu Pan

Address: Factory A, Chaoshun Industrial Zone, Renmin Road, Fumin Residential Area, Guanlan, BaoAn District,

Postal code: 518000

Deposit A/C and financial institutions: Bank of China, Pinghu Sub-branch, Shenzhen, Telephone: 2802 9923 ; Facsimile: 2802 9923

Party B: Bank of China, Buji Sub-branch.

Legal Representative: Yang Yong

Address: 108, Buji Road, Buji Town, Longgang District, Shenzhen; Postal code: 518112

Telephone: 2827 4825 ; Facsimile: 2827 0847

The parties agree as follow.

Clause 1 Scope of Business

Satisfied by condition precedent defined in this contract, Party A is allowed to apply for recurring, temporary or one-off credit line from Party B in the form of a short-term loan, deposit account overdraft, bank acceptance, trade finance, bank guarantee, or other monetary financing or credit authorization business (“Specific credit line business”).

The trade finance business under this contract is included and limited to: international letter of credit, domestic letter of credit, import bill advance, shipping guarantee, packing credit, export bill purchase, export bill discount, import bill advance under LC, negotiation credit and other international and domestic trade finance business.

The bank guarantee business under this contract includes bank guarantee, standby letter of credit and all sorts of bank guarantee business.

Clause 2 Types and amount of credit line

Party B agrees to offer the following:

Currency in:	Renminbi
Amount:	Renmibi Twenty millions
RMB 20,000,000.00
Types:	1. Loans : RMB10,000,000.00
2. Bank Acceptances: RMB10,000,000.00

Clause 3 Usage of credit lines

1.	Within the credit line period, under the agreed upper limits on each type of credit line, Party A can use the credit line recurrently. If Party A need to apply for the one-off credit line, a written application is required. And both parties should agree that Party B has the final say on whether and how the one-off credit line will be granted. Party B will notify Party A in writing once the decision is made.
2.	This contract will override all of the credit line contracts previously signed by Party A and Party B. Upon the effective date of this contract, all the used and unused credit lines prior to this contract will be considered as used and unused credit lines under this contract
3.	Unless otherwise agreed, the following business will not occupy the credit line under this contract.
1)	Export bill purchase business with precisely matched bills, documents and certificates
2)	Outwards letters of credit, bank guarantee and trade finance business which Party B agreed to act as confirming bank.
3)	Any credit line business which guaranteed by Party A by deposits, government bonds, deposit certificates issued by Party B, bank acceptance, guarantee or standby letters of credit accepted by Party B
4)	Any other business agreed by both parties.

The above defined businesses, although they will not occupy the credit limits under this contract, they will still be considered as inseparable parts of the contract.

Clause 4 Application of specific credit line business

Written applications or separate contracts are required from Party A to apply specific credit line.

Clause 5 Period

The credit line defined in clause 2 under this contract will be started from the effective date and end on 25th Jan 2014.

Upon negotiation, both parties can extend the contract period by signing supplementary contracts. Party B will continue to provide credit lines under supplementary contracts. All terms and conditions under this contract have the equivalent legal effects and restrictions on the supplementary contracts.

The termination of specific credit line will only occur when all the rights and obligations are fulfilled. The above period has no limitation on specific credit line under this contract.

Clause 6 Condition Precedents of specific credit line business

Party A should fulfill the following condition precedents before applying an specific credit line business

1)	File the necessary document, stamps and signatures in Party B in relating to this contract and all the specific credit line contract under this contracts
2)	Open the necessary bank account
3)	Make sure the required guarantee contracts are properly in place
4)	Other condition precedents required for specific credit line contracts
5)	Other condition precedents required by Party B

Clause 7 Guaranty

For all the liabilities occurred under this contract and the specific credit line contract affiliated to this contract should be guaranteed by the following:

Maximum Amount Guarantee provided by:

1)	Shenzhen Highpower Technology Co. Ltd, a guarantee contract is signed separately;
2)	Dangyu Pan, a guarantee contract is signed separately;

Pledge on Account Receivables

1)	The loan and liabilities is pledged by account receivables from Party A, a pledge contract is signed separately;

Under certain circumstance that Party A or the Guarantor might unable to fulfill or make Party B believes they are unable to fulfill the contractual capacity, e.g: Guarantee Contracts are invalid, Party A is or will be under significant business difficulties or risks: deteriorated financials, litigation issues which might affect its repayment ability, Guarantors were found default in other contracts with Party B, devaluation, dismissal or damage of collaterals which might cause the value of the collaterals slaked or losses. Party B reserves the right to and

Party A has the obligation to additional or replace the guarantor.

Clause 8 Statement and Commitment

1.	Party A’s statement:
1)	Party A is legally registry and operating, and owning the full civil rights required by this contract.
2)	Signing and performing the contract is the true will of Party A, Party A has been granted all necessary authorizations in effect before signing the contract. The contract does not form a default for other contracts signed and performed by Party A. It is Party A’s responsibility to complete all required approvals, registrations, permits and filings.
3)	All documents and information provided by Party A to Party B are true, complete, accurate and effective.
4)	All the transactions mentioned by Party A for apply specific credit line should be real and not for illegal purposes such as: money laundry.
5)	No hidden events regarding Party A and guarantor’s financial and repayment abilities

2.	Party A’s commitment:
1)	Timely delivery of the financial statements and other relevant information, (including but not limited to annual, quarterly and monthly financial reports.
2)	Cooperation in Party B’s exam and inspection on the utilization of the loan as well as the Party A’s financials and operations
3)	Any counter-guarantee agreement between the guarantors and Party A will not affect the Party B’s underlying rights under this contract
4)	Under circumstances Party A or Guarantor’s capability of performing the contract might be affected, Party A should notify Party B in time. Those circumstances included but not limited to significant organizational changes, e.g. business splitting, merger and termination, disposal of major assets, restructuring, reorganization, joint venture arrangement with foreign capitals, changing of controlling shareholders or de facto control of Party A, capital reduction, liquidation, re-pledge the encumbered assets, withdrawal, bankruptcy, dissolution and involved in significant law suits.
5)	As for undefined business practice, Party A is committed to follow Party B’s regulation and normal practice in daily operation.
6)	Party A committed not to distribute bonus during the credit period
7)	Agreed by both parties, for the purpose to ensure the Party B’s claims on credit funds and Party B’s convenience to monitoring the repayment progress, Party A should guarantee the proportion of sales fund received in Party A’s account opened with Party B over Party A’s total sales should be matching to the proportion of Party A’s credit line received from Party B over Party A’s total credit line received from financial institution.

Clause 9 Related party and related party transaction of Party A

Party A is not defined as Group Credit Customer by Party B in accordance with “Guidance of Risk Management by Commercial Banks for Granting Credit to Customer Groups”

Clause 10 Breach of Covenants

Any of the following situations would be considered as breach of contract covenant:

1.	Party A did not perform the repayment obligation under this contract or the affiliated specific credit line contracts
2.	Party A has not used the credit funds according to agreed purposes.
3.	Party A’s statement in this contract or the affiliated specific contracts are untrue or in violation with Party A’s commitment in this or the affiliated specific contracts.
4.	Under the circumstance defined in 2.4) in Clause 8, Party A refused to provide additional guarantee or replacement of new guarantor
5.	Party B is or will be under significant business difficulties or risks: deteriorated financials, significant financial losses and loss of assets (including but not limited asset losses for fulfill guarantee obligations) or other financial crisis.
6.	Party A is in violation with other rights and obligations agreed in this contract.
7.	Party A breaches the covenants on other credit line contracts with Party B or other affiliated institutions of Bank of China.
8.	Guarantors breach the covenants on other credit line contracts with Party B or other affiliated institutions of Bank of China.

When any of the above mentioned situation noticed, Party B will perform the following in separate or all at the same time:

1)	Request Party A or Guarantor to rectify within a definite time.
2)	Reduce, temporarily pause or permanently terminate Party A’s Credit limit in part or in all
3)	Temporarily pause or permanently terminate in part or in all of Party A’s application on specific credit line under this contract.
4)	Announce the immediate expiration on all the credit lines granted under this contract and affiliated specific credit line contracts.
5)	Terminate or release this contract, terminate or release in part or in all of the affiliated specific credit line contracts as well as the other contracts signed between Party A and Party B.
6)	Request compensation from Party A on the losses thereafter caused.
7)	Party A’s deposit account in Party B will be hold in custody for debt pay off for the comprehensive credit line and specific credit line under this contract. All the undue liabilities were deeming due and entitled the immediate payoff from Party A’s restricted accounts. If the currency in deposit account is differ from the currency of the liabilities, the exchange rate on the date of the hold in custody will be applied.
8)	Real rights granted by way of security will be executed.
9)	Assume the guarantee responsibility on Guarantors.
10)	Other necessary procedures on Party B’s concern

Clause 11 Rights reserved

Either party might reserve part of or all of the rights under this contract and the affiliated specific credit line contracts, this does not imply the party is surrendered or remitted the unperformed rights and obligations.

Either party might sometimes tolerant, extend or delay the execution of certain rights, this does not deem as the party is surrendered or remitted the rights.

Clause 12 Change, Modification, Termination and Partial invalid

Upon negotiation and agreed by both parties, this contract can be changed and modified, the written record of the changes and modifications should form the inseparable part of this contract.

Unless ruled by law or both parties formed a separate agreement, the contract would not be terminated prior to all the rights and obligations defined are fulfilled.

Unless ruled by law or both parties formed a separate agreement, the void of single terms under this contract should no invalid other contract under this contract.

Clause 13 Applicable Law and Resolution for Dispute

1.	This contract entered into according with the People’s Republic of China, and applicable to the law of the People’s Republic of China.
2.	The resolution of dispute should be appealed in Party B or other Bank of China subsidiaries defined in this contract or other affiliated contracts

Clause 14 Attachments

Not applicable.

Clause 15 Other terms and conditions

1.	Without Party B’s prior written approval, Party A is not allowed to transfer the rights and obligations under this contract to 3rd Parties.
2.	Party A should give the consent that, Party B might somehow authorize other affiliated institution of Bank of China to perform the obligation. The performing party entitles all the rights and obligations under this contract and the affiliated credit line contracts, the performing party reserves the rights to appeal a resolution of dispute if necessary.
3.	The contract has equivalent restrictions to the successors or inherits of both parties.
4.	Unless otherwise agreed, the domicile addresses stated in this contract are for corresponding use; both parties should notify each other in writing about any changes of its domicile addresses.
5.	The title and name of business product is for business purposes, will not used for interpretation of the contract terms and the rights and obligations.
6.	If required by the governing institutions, Party B might not be able to perform the obligations agreed in this contract. Party is exempted from punishment under this circumstance.

Clause 16 Effective of the contract

This contract is established and enters into effect upon signing or sealing by the legal representatives (or person-in-charge) of Party A and Party B or their duly authorized agents, together with sealing by the company chop.

This contract will be print and signed in six copies, Party A and the guarantors hold one copy each, Party B holds three copies, each copy has the same legal effect

/s/ Dangyu Pan

Stamp of Party A

Signature of director or authorized representative

January 25, 2013

/s/ [COMPANY SEAL]

Stamp of Party B (if Party B is a corporation)

Signature of legal representative or authorized representative

January 25, 2013

Account Receivable Pldge Contract

(Applicable for pledgor is debtor)

Reference No. : 2013zhenzhongyinbuzhixiezi No.0008

Pledgor: Springpower Technology (Shenzhen) Co., Ltd

Business Licences: 440306503295562

Legal Representative: Dangyu Pan

Address: Factory A, Chaoshun Industrial Zone, Renmin Road, Fumin Residential Area, Guanlan, BaoAn District,

Postal code: 518000

Deposit A/C and financial institutions: Bank of China, Pinghu Sub-branch, Shenzhen,

Telephone: 2802 9923 ; Facsimile: 2802 9923

Pledgee: Bank of China, Buji Sub-branch.

Legal Representative: Yang Yong

Address: 108, Buji Road, Buji Town, Longgang District, Shenzhen; Postal code: 518112

Telephone: 2827 4825 ; Facsimile: 2827 0847

To guarantee the performing of the principle contract stated in Clause 1, both party agrees the following:

Clause 1 Principle Contract

The principle contract is “Comprehensive credit contract (2013 zhenzhongyinbuexiezi No 0000132)” and its supplements signed between Pledgor and Pledgee.

Clause 2 Principle Creditor’s rights

The principle creditor’s rights under the principle contract constitute the principle creditor’s rights under this contract, which includes: loan principle, interest, compound interest, punitive interest, liquidated damage, the cost for realization of the creditor’s right (includes but not limited to the announcement fee, delivery fees, appraisal fees, legal fees, travel expenses, assessment fees, auction fees, the property preservation fee, compulsory execution fee and etc), as well as the Pledgee’s loss due to the breach of covenants.

Clause 3 The underlying pledge assets

This underlying asset available to pledge in this contract is the Accounts receivable, details please refer to the appendix” details of the underlying pledged assets”

Without Pledgee’s written consents, Pledgor is not allowed to transfer the underlying asset, transfer the contract which constitutes the underlying assets, to engage in the factoring or financing business. The factoring and financing business can be engaged in only under the circumstances that 1) once the creditor’s rights of the Pledgor has been paid off; 2) full deposit has been transferred into the bank account appointed by Pledgor.

Without Pledgee’s written consents, Pledgor is not allow to change the terms and conditions such as currency, amount, payment methods on the contract which constitutes the underlying assets.

Pledgor should hand over the proof of the assets (If any) Pledgor should open the bank account in Pledgee’s’ branch for collecting the account receivables. Pledgee is entitled to the claim on the rights of the account receivables to assume the guarantee responsibilities Pledgee is entitled to the compensation if the value of the account receivables is diminished or lost due the default of Pledgor or a 3rd party.

Clause 4 The registration

It is the Pledgor’s obligation to assist Pledgee in the pledge registration procedure in the authorities.

It is also the Pledgor’s obligation to assist in the change of the registration procedure.

Clause 5 The circumstances that the diminish in the value of Account Receivables and the possibility that the failure to recover of account receivables Under the following circumstance, Pledgee is entitled to the rights to require Pledgeor to provide deposit or guarantees to the diminished portion; If Pledgor fails to provide additional guarantee, Pledgor entitled the rights to execute the pledge rights.

1.	Before the principle creditor’s rights has been full paid off, the value of the underlying accounts receivables has diminished for the reason other than Pledgee’s behavior, which might significantly harm the rights and interests of the Pledgee
2.	The percentage of bad debt has been increased for two consecutive months, or the pledged but unpaid due amount of account receivables has excesses 5% of the total pledged account receivables.
3.	There is trade dispute between Pledgor and the debtor of the account receivables, which might lead to the result that the account receivables could not be recovered when due.
4.	Other circumstance which might lead to the result that the account receivables could not be recovered when due.

When any of the above circumstance exist, Pledgor should take action to avoid further deteriorate and notify the Pledgee in writer immediately.

Clause 6 Interest generated from the account receivables

The interest generated from the pledged account receivables should be assumed responsible to the creditor’s rights after the deduction of the cost of collecting those interests.

Clause 7 The existence of the guarantee responsibilities

Under the circumstance that, the debtor of principle contract failed to pay off the creditor’s rights when due (on due date or early termination date), the pledge is assumed to be responsible in accordance with this contract.

The due date in the previous sentence means the repayment date agreed in the principle contract. The early termination date is the termination date request by creditor per law or per agreements under the principle contracts.

Clause 8 The realization of the pledgee’s rights

Once assumed guarantee responsibility, Pledgee entitled the rights to request the execution immediately. The execution action includes but not limited to request the debtor of the account receivables to pay off, compromise for discount, sale the rights on account receivables through auction, etc. Pledgor should be cooperated on the above mentioned actions. The amount received after the cost of execution, should use to pay off the principle creditor’s rights under the principle contracts.

Under the circumstance that, the expiration of account receivables is earlier than the expiration of the principle creditor’s rights, the amount collected from the pledged account receivables by Pledgor should deposit in the appointed account. And the deposit should still assume the guarantee responsibility for the undue principle creditor’s rights.

Pledgor’s rights on other guarantee contracts or collateral contracts should not have an impact on the performing of this contract. Pledgor should assume responsibility under this contract rather than plea with the execution in order.

Clause 9 The relationship between this contract and the principle contract

Upon the termination or early termination of the principle contract, Pledgor assumed guarantee responsibility on occurred debt.

The change of principle contract will not be informed to the Pledgor unless under the following circumstances, change of currency, interest rate, amount, period, or other terms which might affect the increase of the amount of the principle creditor’s rights or extend the effective period of the principle contract. Pledgor remains to assume the guarantee responsibility to the changed principle contract.

Under the previous stated circumstance which Pledgor’s consent is required, Pledgor entitles the rights to reject to assume the guarantee responsibility on the incremental portion.

Under the circumstances that, Pledgee provide the letter of credit, trade financing services to debtor under the principle contract, Pledgor won’t be notified but assumed guarantee responsibility. It is the Pledgee’s responsibility to registry for the incremental business contract.

Clause 10 Statements and Commitments

Pledgor’s statement:

1.	Pledgor is legally registry and operating, and owning the full civil rights required by this contract.
2.	Pledgor committed that accounts receivable can be transferred lawfully; the underlying contract is true and effective. There is no restriction terms on the underlying contract which prohibited from transfer, pledge, flexible payment terms and custody account etc.

Pledgor committed that the goods and services defined in the underlying contract has been sold or provided as agree. No other issues might affect the recoverability of the accounts receivable.

3.	Pledgor committed that no other creditor’s rights attached on the pledged accounts receivable, or if any, written consents has been obtained. Pledgor agreed to hand over the written consent to Pledgee for custody.
4.	No other creditor’s rights is attached on the pledged accounts receivable, no enforcement or property reservation order is attached on the pledged accounts receivable which might affect the Pledgee’s rights and interests. The pledge set under this contract will be the primary beneficiary after the legal procedure is completed.
5.	Signing and performing the contract is the true will of Pledgor, Pledgor has been granted all necessary authorizations in effect before signing the contract. The contract does not form a default for other contracts signed and performed by Pledgor. It is Pledgor’s responsibility to complete all required approvals, registrations, permits and filings.
6.	All document and information provided by Pledgor to Pledgee are true, complete, accurate and effective.
7.	Pledgor did not conceal all the other creditor’s rights, factoring and financing attached to the underlying assets.
8.	Pledgor legally possess full rights on the underlying assets, without Pledgee’s written consents, Pledgor will not surrender any rights and benefits attached to the underlying assets, will not sell, transfer, or financing the underlying assets.
9.	Under the circumstances that new creditor’s rights are attached on the underlying assets or significant argue and dispute on the underlying contracts, Pledgor should notify Pledgee immediately.
10.	Pledgor should notify the debtor of the underlying contract within 10 days in written with regard to the pledge. Receipts should be provided to Pledgee on the notification.
11.	Pledgor committee to assist in the registration process.

Clause 11 Default of the contract

Pledgor’s absence in the registration procedure will be considered the event of default. Pledgee’s loss from the default should be compensated by Pledgor.

Clause 12 Breach of covenants

Any of the following situations would be considered as breach of contract covenant:

1.	Pledgor is in violation with the previous terms of the contract, transferred or disposed all or part of the accounts receivable.
2.	Pledgor transferred or disposed all or part of the accounts receivable in any other forms that harms the pledgee’s rights.
3.	Accounts receivable can not be recovered when due.
4.	Under the clause 5 of this contract that diminish of the value of the accounts receivables, and Pledgor cannot provide additional guarantee.
5.	The statements of the Pledgor are untrue or in violation with its commitments
6.	Pledgor is in violation with other rights and obligations agreed in this contract.
7.	Pledgor is or will be under significant business changes such as termination of operation, dismiss or bankruptcy.
8.	Pledgor breaches the covenants on other credit line contracts with Party B or other affiliated institutions of Bank of China.

When any of the above mentioned situations noticed, Pledgee will perform the following in separate or all at the same time:

1)	Request Pledgor to rectify within a definite time.
2)	Reduce, temporarily pause or permanently terminate Pledgor’s Credit limit in part or in all
3)	Temporarily pause or permanently terminate in part or in all of Pledgor’s application on specific credit line under this contract.
4)	Announce the immediate expiration on all the credit lines granted under this contract and affiliated specific credit line contracts.
5)	Terminate or release this contract, terminate or release in part or in all of the affiliated specific credit line contracts as well as the other contracts signed between Pledgor and Pledgee
6)	Request compensation from Pledgor on the losses thereafter caused.
7)	Assume the guarantee responsibility on Guarantors.
8)	Other necessary procedures on Party B’s concern

Clause 13 Rights reserved

Either party might reserve part of or all of the rights under this contract and the affiliated specific credit line contracts, this does not imply the party has surrendered or remitted the unperformed rights and obligations.

Either party might sometimes tolerate, extend or delay the execution of certain rights, this does not deem as the party is surrendered or remitted the rights.

Clause 14 Change, Modification, Termination and Partial invalidity

Upon negotiation and agreed by both parties, this contract can be changed and modified, the written record of the changes and modifications should form the inseparable part of this contract.

Unless ruled by law or both parties formed a separate agreement, the contract would not be terminated prior to all the rights and obligations defined are fulfilled.

Unless ruled by law or both parties formed a separate agreement, the void of single terms under this contract should no invalid other contract under this contract.

Clause 15 Applicable Law and Resolution for Dispute

1.	This contract is entered into according with the People’s Republic of China, and applicable to the law of the People’s Republic of China.
2.	The resolution of dispute should be appealed in Party B or other Bank of China subsidiaries defined in this contract or other affiliated contracts

Clause 16 Attachments

Not applicable.

Clause 17 Other terms and conditions

1.	Without Pledgee’s prior written approval, Pledgor is not allowed to transfer the rights and obligations under this contract to 3rd Parties.
2.	Pledgor should give the consent that, Pledgee might somehow authorize other affiliated institutions of Bank of China to perform the obligation. The performing party is entitled to all the rights and obligations under this contract and the affiliated credit line contracts, the performing party reserves the rights to appeal a resolution of dispute if necessary.
3.	The contract has equivalent restrictions to the successors or inherits of both parties.
4.	Unless otherwise agreed, the domicile addresses stated in this contract are for corresponding use; both parties should notify each other in writing about any changes of its domicile addresses.
5.	The title and name of business product is for business purposes, will not be used for interpretation of the contract terms and the rights and obligations.
6.	If required by the governing institutions, Party B might not be able to perform the obligations agreed in this contract. Party is exempted from punishment under this circumstance.

Clause 18 Effectiveness of the contract

This contract is established and entered into effective upon signing or sealing by the legal representatives (or person-in-charge) of Pledgor and Pledgee or their duly authorized agents, together with sealing by the company chop.

The pledge is established upon the effectiveness of this contract.

This contract will be printed and signed in five copies, Pledgor and the debtor hold one copy each, Pledgee holds three copies, each copy has the same legal effect

/s/ Danyu Pan

Stamp of Pledgor

Signature of director or authorized representative

January 25, 2013

/s/ [COMPANY SEAL]

Stamp of Pledgee (if Pledgee is a corporation)

Signature of legal representative or authorized representative

January 25, 2013

Attachment:

Details of the underlying pledged assets (Ref No: 2013 zhenzhongyinbuzhixiezi No.0008)

Pledgor: Springpower Technology (Shenzhen) Co., Ltd

Currency: Renminbi

Amount of Accounts Receivable: all accounts receivable within two years starting from the date of this contract.

Registration institution: The People’s Bank of China Credit Reference Center

Maximum Amount Guaranty Contract

(Applicable if guarantor is natural person)

Reference No. : 2013zhenzhongyinbubaoezi No.0017

Guarantor: Dangyu Pan

Type of certification: identification card

Certification number:

Address: Building A2, Luoshan Industrial Zone, Longgang District, Shenzhen

Postal code: 518111

Telephone: 8968 6236 ; Facsimile: 8968 6298

Creditor: Bank of China, Buji Sub-branch.

Legal Representative: Yang Yong

Address: 108, Buji Road, Buji Town, Longgang District, Shenzhen; Postal code: 518112

Telephone: 2827 4825 ; Facsimile: 2827 0847

To guarantee the performing of the principle contract stated in Clause 1, both parties agree the following:

Clause 1 Principle Contract

1.	The principle contract is “Comprehensive credit contract (2013zhenzhongyinbuexiezi No 0000132)” and its supplements signed between Creditor and Debtor, Spingpower Technology (Shenzhen) Co., Ltd

Clause 2 Principle Creditor’s rights and the period

Unless otherwise agreed, the creditor’s rights under the following contracts and the creditor’s rights occurred before the engagement of this contract constitutes the principle creditor’s rights of this contract.

The creditor’s right occurred under comprehensive contract starting from the date of effective, ended upon the expiration of all the specific creditor’s rights.

Clause 3 The maximum amount guaranteed

1.	The maximum amount assumed guaranteed is:

Currency: Renminbi

Amount (Capital letter): Twenty million

Amount (in numbers): 20,000,000

2.	The principle creditor’s rights under the principle contract constitute the principle creditor’s rights under this contract, which includes: loan principle, interest, compound interest, punitive interest, liquidated damage, the cost for realization of the creditor’s right (includes but not limited to the announcement fee, delivery fees, appraisal fees, legal fees, travel expenses, assessment fees, auction fees, the property preservation fee, compulsory execution fee and etc), as well as the Pledgee’s loss due to the breach of covenants.

The sum of the above terms constitutes the maximum amount of guaranteed for this contract.

Clause 4 Types of guaranty

Joint responsibility guaranty.

Clause 5 The guarantee responsibilities

Under the circumstance that, the debtor of principle contract failed to pay off the creditor’s rights when due (on due date or early termination date), the guaranty is assumed to be responsible in accordance with this contract.

The due date in the previous sentence means the repayment date agreed in the principle contract. The early termination date is the termination date requested by creditor per law or per agreements under the principle contracts.

Creditor’s rights on other guarantee contracts or collateral contracts should not have an impact on the performing of this contract. Guarantor should assume responsibility under this contract rather than plea with the execution in order.

Clause 6 The responsible period

The responsible period for this contract is two years after the establishment of the creditor’s rights under Clause 2 During the period, Creditor is entitled to the rights to request Guarantor assume responsibility in full or in part on one or on all creditor rights.

Clause 7 The duration of action

During the period that the creditor’s rights have not been paid off when due, Guarantor is assumed responsible under the joint responsibility guarantee. Creditor entitled to claim the rights within the responsible period defined in Clause 6, the duration of action started upon the request.

Clause 8 The relationship between this contract and the principle contract

Upon the termination or early termination of the principle contract, Guarantor assumed guarantee responsibility on occurred debt.

The change of principle contract will not be informed to the Guarantor unless under the following circumstances, change of currency, interest rate, amount, period, or other terms which might affect the increase of the amount of the principle creditor’s rights or extend the effective period of the principle contract. Guarantor remains to assume the guarantee responsibility to the changed principle contract.

Under the previous stated circumstance which Guarantor‘s consent is required, Pledgor Guarantor entitles the rights to reject to assume the guarantee responsibility on the incremental portion.

Under the circumstances that, Creditor provide the letter of credit, trade financing services to debtor under the principle contract, Guarantor won’t be notified but assumed guarantee responsibility. It is the Creditor’s responsibility to registry for the incremental business contract.

Clause 9 Statements and Commitments

Guarantor’s statement:

a)	Guarantor is a nature person possesses the capacity for civil rights and civil conducts in People’s Republic of China to perform this contract. Party A can perform the civil conduct independently, no bad credit records such as debt overdue, overdue interest, malicious overdraft on credit card, no criminal records, qualified to be a legal guarantor.
b)	Guarantor has full understanding about the terms and conditions set forth in the contract. It is Guarantor’s true will to provide guarantee to debtor.
c)	The establishment of this contract will not form a breach of covenant of any other previous contract Guarantor engaged in.
d)	All documents and information provided by Guarantor to Creditor are true, complete, accurate and effective.
e)	Guarantor is willing to cooperate in the check and inspection on its financial conditions performed by Creditor.
f)	Guarantor did not conceal any existing liability upon the signing of the contract
g)	Inform the Creditor in time for any issues might affect Guarantor’s performing capability, which including but not limited to losses of assets, transfer, donation, assume responsibility on liabilities, involved in significant law suits or disputes.
h)	If the Guarantor is married, make sure the sponsor’s consent is obtained.

Clause 10 Authorization of access to personal information

Guarantor authorizes the access of personal information in the personal credit information database in the People’s Bank of China to Creditor under the following circumstances.

1.	Reference check on the Guarantor’s credit status.
2.	Reference check on the Guarantor’s guarantee status.
3.	After-loan management on the personal credit and guarantee status
4.	Accept the credit line application of which the Guarantor guaranteed or to be legal representative or one of the funders.

Clause 11 Breach of covenants

Any of the following situations would be considered as breach of contract covenant:

1.	Guarantor is in violation with the previous terms of the contract.
2.	The statements of the Guarantor is untrue or in violation with its commitments
3.	The occurrence of issues defined under the point 7 of clause 9 which might affect the Guarantor’s financial position and performing capability.
4.	In violation with other rights and obligations agreed in this contract.
5.	Guarantor breaches the covenants on other credit line contracts with Party B or other affiliated institutions of Bank of China.

When any of the above mentioned situations noticed, Creditor will perform the following in separate or all at the same time:

1)	Request Guarantor to rectify within a definite time.
2)	Reduce, temporarily pause or permanently terminate Guarantor’s Credit limit in part or in all
3)	Temporarily pause or permanently terminate in part or in all of Guarantor’s application on specific credit line under this contract.
4)	Announce the immediate expiration on all the credit lines granted under this contract and affiliated specific credit line contracts.
5)	Terminate or release this contract, terminate or release in part or in all of the affiliated specific credit line contracts as well as the other contracts signed between Guarantor and Creditor
6)	Request compensation from Guarantor on the losses thereafter caused.
7)	Assume the guarantee responsibility on Guarantors.
8)	Other necessary procedures on Party B’s concern

Clause 12 Rights reserved

Either party might reserve part of or all of the rights under this contract and the affiliated specific credit line contracts, this does not imply the party is surrendered or remitted the unperformed rights and obligations.

Either party might sometimes tolerant, extend or delay the execution of certain rights, this does not deem as the party is surrendered or remitted the rights.

Clause 13 Change, Modification, Termination and Partial invalid

Upon negotiation and agreed by both parties, this contract can be changed and modified, the written record of the changes and modifications should form the inseparable part of this contract.

Unless ruled by law or both parties formed a separate agreement, the contract would not be terminated prior to all the rights and obligations defined are fulfilled.

Unless ruled by law or both parties formed a separate agreement, the void of single terms under this contract should no invalid other contract under this contract.

Clause 14 Applicable Law and Resolution for Dispute

1.	This contract entered into according with the People’s Republic of China, and applicable to the law of the People’s Republic of China.
2.	The resolution of dispute should be appealed in Party B or other Bank of China subsidiaries defined in this contract or other affiliated contracts

Clause 15 Attachments

Sponsor’s consent.

Clause 16 Other terms and conditions

1.	Without Creditor’s prior written approval, Guarantor is not allowed to transfer the rights and obligations under this contract to 3rd Parties.
2.	Guarantor should give the consent that, Creditor might somehow authorize other affiliated institution of Bank of China to perform the obligation. The performing party entitles all the rights and obligations under this contract and the affiliated credit line contracts, the performing party reserves the rights to appeal a resolution of dispute if necessary.
3.	The contract has equivalent restrictions to the successors or inherits of both parties.
4.	Unless otherwise agreed, the domicile addresses stated in this contract are for corresponding use; both parties should notify each other in writing about any changes of its domicile addresses.
5.	The title and name of business product is for business purposes, will not used for interpretation of the contract terms and the rights and obligations.

Clause 17 Effective of the contract

This contract is established and enters into effect upon signing or sealing by the legal representatives (or person-in-charge) of Pledgor and Pledgee or their duly authorized agents, together with sealing by the company chop.

The pledge is established upon the effective of this contract.

This contract will be print and signed in five copies, Guarantor and the debtor hold one copy each, Creditor holds three copies; each copy has the same legal effect

/s/ Danyu Pan

Signature of Guarantor and Sponsor

January 25, 2013

/s/ [COMPANY SEAL]

Stamp of Creditor (if Pledgee is a corporation)

Signature of legal representative or authorized representative

January 25, 2013

Attachment:

Sponsor’s Consent

I, as the sponsor of Dangyu Pan, agree to assume the guarantee responsibility defined in the Guaranty Contract of the maximum amount of Guaranty with the mutual assets.

Signature of Sponsor

January 25, 2013